                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


I.  RECONCILIATION OF COLLECTION ACCOUNT:
         End of Period Collection Account Balance as of Prior Payment Date:                                               828,493.41
         Available Funds:
                   Contract Payments due and received in this period                                                    4,512,693.98
                   Contract Payments due in prior period(s) and received in this period                                   366,764.18
                   Contract Payments received in this period for next period                                              167,244.50
                   Sales, Use and Property Tax, Maintenance, Late Charges                                                 111,542.84
                   Prepayment Amounts related to early termination in this period                                         604,702.64
                   Servicer Advance                                                                                       653,635.80
                   Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
                   Transfer from Reserve Account                                                                           14,009.41
                   Interest earned on Collection Account                                                                   26,417.37
                   Interest earned on Affiliated Account                                                                    1,876.22
                   Proceeds from repurchase of Contracts per Contribution and Servicing
                     Agreement Section 5.03                                                                                     0.00
                   Amounts paid per Contribution and Servicing Agreement Section 7.01
                     (Substituted contract < Predecessor contract)                                                              0.00
                   Amounts paid under insurance policies                                                                        0.00
                   Any other amounts                                                                                            0.00

                                                                                                                       -------------
         Total Available Funds                                                                                          7,287,380.35
         Less: Amounts to be Retained in Collection Account                                                               623,550.38
                                                                                                                       -------------
         AMOUNT TO BE DISTRIBUTED                                                                                       6,663,829.97
                                                                                                                       =============


         DISTRIBUTION OF FUNDS:
                   1. To Trustee -  Fees                                                                                        0.00
                   2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
                      Advances                                                                                            366,764.18
                   3. To Noteholders (For Servicer Report immediately following the Final
                      Additional Closing Date)

                         a) Class A1 Principal and Interest                                                             3,131,707.72
                         a) Class A2 Principal (distributed after A1 Note matures)
                            and Interest                                                                                1,158,647.38
                         a) Class A3 Principal (distributed after A2 Note matures)
                            and Interest                                                                                  370,516.11
                         a) Class A4 Principal (distributed after A3 Note matures)
                            and Interest                                                                                  595,956.85
                         b) Class B Principal and Interest                                                                 90,659.71
                         c) Class C Principal and Interest                                                                182,384.33
                         d) Class D Principal and Interest                                                                124,646.16
                         e) Class E Principal and Interest                                                                168,697.88

                   4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
                   5. To Issuer - Residual  Principal and Interest and Reserve Account
                      Distribution
                         a) Residual Interest (Provided no Restricting or Amortization
                            Event in effect)                                                                               92,872.01
                         b) Residual Principal (Provided no Restricting or Amortization
                            Event in effect)                                                                              137,878.75
                         c) Reserve Account Distribution (Provided no Restricting or
                            Amortization Event in effect)                                                                  14,009.41
                   6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned
                      and Any Other Amounts                                                                               139,836.43
                   7. To Servicer, Servicing Fee and other Servicing Compensations                                         89,253.05
                                                                                                                       -------------
         TOTAL FUNDS DISTRIBUTED                                                                                        6,663,829.97
                                                                                                                       =============

                                                                                                                       -------------
         End of Period Collection Account Balance {Includes Payments in Advance & Restricting
            Event Funds (if any)}                                                                                         623,550.38
                                                                                                                       =============

II.  RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,702,437.25
         - Add Investment Earnings                                                                                         14,009.41
         - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                       0.00
         - Less Distribution to Certificate Account                                                                        14,009.41
                                                                                                                       -------------
End of period balance                                                                                                  $2,702,437.25
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                             $2,702,437.25
                                                                                                                       =============

                           DVI RECEIVABLES VIII 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                    Pool A                                                       164,398,162.21
                    Pool B                                                        45,048,525.68
                                                                                 --------------
                                                                                                        209,446,687.89
Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                    951,620.75
Class A Monthly Interest - Pool B                                                    260,763.94

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 3,148,466.89
Class A Monthly Principal - Pool B                                                   895,976.48
                                                                                 --------------
                                                                                                          4,044,443.37
Ending Principal Balance of the Class A Notes
                    Pool A                                                       161,249,695.32
                    Pool B                                                        44,152,549.20
                                                                                 --------------         --------------
                                                                                                        205,402,244.52
                                                                                                        ==============

-------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                               Ending Principal
Original Face $237,814,000                    Original Face $237,814,000                              Balance Factor
 $ 5.098037                                   $ 17.006751                                                   86.370964%
-------------------------------------------------------------------------------------------------------------------------------

IV.  CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                    Class A1                                                       3,115,687.89
                    Class A2                                                      42,182,000.00
                    Class A3                                                      65,098,000.00
                    Class A4                                                      99,051,000.00

                                                                                 --------------

Class A Monthly Interest                                                                                209,446,687.89
                    Class A1 (Actual Number Days/360)                                 16,019.83
                    Class A2                                                         229,891.90
                    Class A3                                                         370,516.11
                    Class A4                                                         595,956.85

                                                                                 --------------

Class A Monthly Principal
                    Class A1                                                       3,115,687.89
                    Class A2                                                         928,755.48
                    Class A3                                                               0.00
                    Class A4                                                               0.00

                                                                                 --------------
                                                                                                          4,044,443.37
Ending Principal Balance of the Class A Notes
                    Class A1                                                               0.00
                    Class A2                                                      41,253,244.52
                    Class A3                                                      65,098,000.00
                    Class A4                                                      99,051,000.00

                                                                                 --------------         --------------
                                                                                                        205,402,244.52
                                                                                                        ==============


Class A2
-------------------------------------------------------------------------------------------------------------------------------
Interest Paid Per $1,000                      Principal Paid Per $1,000                               Ending Principal
Original Face $42,182,000                     Original Face $42,182,000                               Balance Factor
 $ 5.450000                                   $ 22.017815                                                   97.798218%
-------------------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class B Notes
                               Pool A                                            2,802,516.53
                               Pool B                                              767,949.75
                                                                                 ------------
                                                                                                        3,570,466.28

           Class B Overdue Interest, if any                                              0.00
           Class B Monthly Interest - Pool A                                        17,048.64
           Class B Monthly Interest - Pool B                                         4,671.69
           Class B Overdue Principal, if any                                             0.00
           Class B Monthly Principal - Pool A                                       53,667.05
           Class B Monthly Principal - Pool B                                       15,272.33
                                                                                 ------------
                                                                                                           68,939.38
           Ending Principal Balance of the Class B Notes
                               Pool A                                            2,748,849.48
                               Pool B                                              752,677.42
                                                                                 ------------           ------------
                                                                                                        3,501,526.90
                                                                                                        ============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $4,054,000                 Original Face $4,054,000                         Balance Factor
           $ 5.357753                               $ 17.005274                                            86.372148%
           -------------------------------------------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                               Pool A                                            5,604,252.05
                               Pool B                                            1,535,680.49
                                                                                 ------------
                                                                                                        7,139,932.54

           Class C Overdue Interest, if any                                              0.00
           Class C Monthly Interest - Pool A                                        34,933.17
           Class C Monthly Interest - Pool B                                         9,572.41
           Class C Overdue Principal, if any                                             0.00
           Class C Monthly Principal - Pool A                                      107,334.10
           Class C Monthly Principal - Pool B                                       30,544.65
                                                                                 ------------
                                                                                                        137,878.75
           Ending Principal Balance of the Class C Notes
                               Pool A                                            5,496,917.95
                               Pool B                                            1,505,135.84
                                                                                 ------------           ------------
                                                                                                        7,002,053.79
                                                                                                        ============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $8,107,000                 Original Face $8,107,000                         Balance Factor
           $ 5.489772                               $ 17.007370                                            86.370467%
           -------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class D Notes
                               Pool A                                            3,736,428.37
                               Pool B                                            1,023,860.00
                                                                                 ------------
                                                                                                        4,760,288.37

           Class D Overdue Interest, if any                                              0.00
           Class D Monthly Interest - Pool A                                        25,687.95
           Class D Monthly Interest - Pool B                                         7,039.04
           Class D Overdue Principal, if any                                             0.00
           Class D Monthly Principal - Pool A                                       71,556.07
           Class D Monthly Principal - Pool B                                       20,363.10
                                                                                 ------------
                                                                                                           91,919.17
           Ending Principal Balance of the Class D Notes
                               Pool A                                            3,664,872.30
                               Pool B                                            1,003,496.90
                                                                                 ------------           ------------
                                                                                                        4,668,369.20
                                                                                                        ============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $5,405,000                 Original Face $5,405,000                         Balance Factor
           $ 6.054947                               $ 17.006322                                            86.371308%
           -------------------------------------------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                               Pool A                                            4,670,340.21
                               Pool B                                            1,279,770.24
                                                                                 ------------
                                                                                                        5,950,110.45

           Class E Overdue Interest, if any                                              0.00
           Class E Monthly Interest - Pool A                                        42,227.66
           Class E Monthly Interest - Pool B                                        11,571.26
           Class E Overdue Principal, if any                                             0.00
           Class E Monthly Principal - Pool A                                       89,445.08
           Class E Monthly Principal - Pool B                                       25,453.88
                                                                                 ------------
                                                                                                          114,898.96
           Ending Principal Balance of the Class E Notes
                               Pool A                                            4,580,895.13
                               Pool B                                            1,254,316.36
                                                                                 ------------           ------------
                                                                                                        5,835,211.49
                                                                                                        ============

           -------------------------------------------------------------------------------------------------------------------
           Interest Paid Per $1,000                 Principal Paid Per $1,000                        Ending Principal
           Original Face $6,756,000                 Original Face $6,756,000                         Balance Factor
           $ 7.963132                               $ 17.006951                                            86.370804%
           -------------------------------------------------------------------------------------------------------------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE
           Beginning Residual Principal Balance
                              Pool A                                             5,604,818.05
                              Pool B                                             1,535,839.19
                                                                                 ------------
                                                                                                        7,140,657.24

           Residual Interest - Pool A                                               73,194.53
           Residual Interest - Pool B                                               19,677.48
           Residual Principal - Pool A                                             107,334.10
           Residual Principal - Pool B                                              30,544.65
                                                                                 ------------
                                                                                                          137,878.75
           Ending Residual Principal Balance
                              Pool A                                             5,497,483.95
                              Pool B                                             1,505,294.54
                                                                                 ------------           ------------
                                                                                                        7,002,778.49
                                                                                                        ============

X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                               89,253.05
            - Servicer Advances reimbursement                                                             366,764.18
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                              139,836.43
                                                                                                        -------------
           Total amounts due to Servicer                                                                   595,853.66
                                                                                                        =============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
            at the beginning of the related Collection Period                                                        186,816,517.41

         Aggregate Discounted Contract Balance of Additional Contracts acquired
            during Collection Period                                                                                           0.00

         Decline in Aggregate Discounted Contract Balance                                                              3,577,803.29
                                                                                                                     --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement,
            at the ending of the related Collection Period                                                           183,238,714.12
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                    2,977,002.88

             - Principal portion of Prepayment Amounts                                            600,800.41

             - Principal portion of Contracts repurchased under Indenture Agreement
               Section 4.02                                                                             0.00

             - Aggregate Discounted Contract Balance of Contracts that have become
                    Defaulted Contracts during the Collection Period                                    0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                   0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                            0.00

                                                                                                ------------
                                       Total Decline in Aggregate Discounted Contract Balance   3,577,803.29
                                                                                                ============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                51,191,625.33

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                  0.00

         Decline in Aggregate Discounted Contract Balance                                                              1,018,155.09

         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                            --------------
            ending of the related Collection Period                                                                   50,173,470.24
                                                                                                                     ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                    1,018,155.09

             - Principal portion of Prepayment Amounts                                                 0.00

             - Principal portion of Contracts repurchased under Indenture Agreement
               Section 4.02                                                                            0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                             0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                  0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                           0.00

                                                                                                ------------
                                       Total Decline in Aggregate Discounted Contract Balance   1,018,155.09
                                                                                                ============
                                                                                                                     --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    233,412,184.36
                                                                                                                     ==============

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                            Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               NONE











                                                                        ---------------                         ---------------
                                                          Totals:                $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID
                 CONTRACTS                                                                                                $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                 $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO     X
                                                                                            ------------        -------------


              POOL B                                                                                            Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               NONE









                                                                        ---------------                         ---------------
                                                          Totals:                $0.00                                    $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                  $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                                   0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO     X
                                                                                            -------------       ------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                           Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               None










                                                                        ---------------                         ---------------
                                                          Totals:                $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
                 CONTRACTS                                                                                                 0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                 $211,061,551.13
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO     X
                                                                                            --------------      --------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                     Predecessor
                                                                        Discounted          Predecessor         Discounted
              Lease #          Lessee Name                              Present Value       Lease #             Present Value
              ---------------------------------------------------       ---------------     ------------        ---------------
                               None










                                                                        ---------------                         ---------------
                                                          Totals:                $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
                 SUBSTITUTED                                                                                              $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                  $59,182,173.57
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%


* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER
  HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                      YES                 NO     X
                                                                                            --------------      -------------

                            DVI RECEIVABLES X 1999-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 13, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.            AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                TOTAL OUTSTANDING CONTRACTS
              This Month                                1,095,970.61        This Month                       233,412,184.36
              1 Month Prior                             1,250,202.28        1 Month Prior                    238,008,142.74
              2 Months Prior                            1,335,354.18        2 Months Prior                   242,723,604.04

              Total                                     3,681,527.07        Total                            714,143,931.14

              a) 3 MONTH AVERAGE                        1,227,175.69        b) 3 MONTH AVERAGE               238,047,977.05

              c) a/b                                           0.52%


2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                       Yes                No       X
                                                                                           ------------        -----------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                    Yes                No       X
                                                                                           ------------        -----------
              B. An Indenture Event of Default has occurred and is then
                 continuing?                                                           Yes                No       X
                                                                                           ------------        -----------

4.            Has a Servicer Event of Default occurred?                                Yes                No       X
                                                                                           ------------        -----------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                         Yes                No       X
                                                                                           ------------        -----------
              B. Bankruptcy, insolvency, reorganization; default/violation
                   of any covenant or obligation not remedied within 90 days?          Yes                No       X
                                                                                           ------------        -----------
              C. As of any Determination date, the sum of all defaulted
                   contracts since the Closing date exceeds 6% of the ADCB on the
                   closing date?                                                       Yes                No       X
                                                                                           ------------        -----------


6.            Aggregate Discounted Contract Balance at Closing Date                    Balance $270,243,724.70
                                                                                               ---------------


              DELINQUENT LEASE SUMMARY

                  Days Past Due            Current Pool Balance             # Leases
                  -------------            --------------------             --------
                        31 - 60                   10,122,093.75                   39
                        61 - 90                    1,066,753.88                   12
                       91 - 180                    1,095,970.61                    9



              Approved By:
              Lisa J. Cruikshank
              Vice President